MassMutual Artistry

MassMutual EvolutionSM

MassMutual Transitions®

Panorama Passage®

Panorama Premier

Supplement dated June 1, 2004

to the Prospectus dated May 1, 2004

Under “Table of Fees and Expenses” in the chart titled “Investment Management Fees and Expenses,” replace the row for the Oppenheimer Global Securities Fund/VA with the following:

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
Oppenheimer Global Securities Fund/VA	0.63%	0.04%	—	0.67%

Under “Investment Choices, “ in section titled “The Funds,” in the chart replace the row for the MML Growth Equity Fund with the following:

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Growth Equity Fund	Adviser: MassMutual	Seeks long-term growth of capital.

Sub-Adviser: Grantham, Mayo, Van Otterloo & Co. LLC#

# Prior to June 1, 2004, Massachusetts Financial Services Company was the Fund’s sub-adviser.

PS05-04